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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

    KNOW ALL MEN BY THESE PRESENTS that each of the undersigned appoints each of Robert F. Sharpe, Jr., H. Colin McBride and David F. Sternlieb as the attorney-in-fact and agent of the undersigned, with full power and authority of substitution, to execute for and on behalf of the undersigned a Registration Statement on Form S-8 for the issuance of common stock by RJR Nabisco Holdings Corp., a Delaware corporation (the "Company"), pursuant to the 1990 Long Term Incentive Plan and all related documents and instruments, and to deliver and file the same with the Securities and Exchange Commission and with each exchange on which Company securities may be registered, granting to each of these attorneys-in-fact and agents full power and authority to take such action as each of them deems advisable or necessary to carry out the intent of this Power of Attorney, and the undersigned ratifies and confirms all actions that these attorneys-in-fact, agents and their substitutes may take pursuant hereto.

    IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney as of August 8, 1997.

SIGNATURE                       TITLE
------------------------------  ---------------------------
/s/ STEVEN F. GOLDSTONE         Chairman and Chief
------------------------------    Executive Officer
Steven F. Goldstone

/s/ DAVID B. RICKARD            Senior Vice President and
------------------------------    Chief Financial Officer
David B. Rickard

/s/ RICHARD G. RUSSELL          Senior Vice President and
------------------------------    Controller
Richard G. Russell

/s/ JOHN T. CHAIN, JR.          Director
------------------------------
John T. Chain, Jr.

/s/ JULIUS L. CHAMBERS          Director
------------------------------
Julius L. Chambers

/s/ JOHN L. CLENDENIN           Director
------------------------------
John L. Clendenin

/s/ RAY J. GROVES               Director
------------------------------
Ray J. Groves

/s/ L. DENNIS KOZLOWSKI         Director
------------------------------
L. Dennis Kozlowski

/s/ H. EUGENE LOCKHART          Director
------------------------------
H. Eugene Lockhart

/s/ JOHN G. MEDLIN, JR.         Director
------------------------------
John G. Medlin, Jr.

/s/ ROZANNE L. RIDGWAY          Director
------------------------------
Rozanne L. Ridgway